UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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BANCORP OF NEW JERSEY, INC.
(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BANCORP OF NEW JERSEY, INC.

1365 Palisade Avenue

Fort Lee, New Jersey 07024

April 18, 2018

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Bancorp of New Jersey, Inc., or the “Company,” to be held on Thursday, May 24, 2018 at 3:00 PM at the Villa Amalfi Ristorante, 793 Palisade Avenue, Cliffside Park, New Jersey.

At the annual meeting, shareholders will be asked to consider and vote upon: (i) the election of five directors to the Company’s board of directors, each to serve until the 2021 annual meeting of shareholders and until his successor is elected and qualified, (ii) the ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and (iii) any other matters that may properly come before the meeting.

The board of directors of the Company urges you to vote FOR each of the board’s director nominees, and FOR the ratification of the appointment of Baker Tilly Virchow Krause, LLP.

On behalf of the board of directors, we urge you to submit your proxy, by mail, telephone or internet as soon as possible, even if you plan to attend the annual meeting.  This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend.

Your vote is important and your cooperation is appreciated.

Very truly yours,

GERALD A. CALABRESE, JR.	NANCY E. GRAVES
Chairman of the Board	President and Chief Executive Officer

BANCORP OF NEW JERSEY, INC.

1365 Palisade Avenue

Fort Lee, New Jersey 07024

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 24, 2018

Notice is hereby given that the Annual Meeting of Shareholders of Bancorp of New Jersey, Inc., or the “Company,” will be held at the Villa Amalfi Ristorante, 793 Palisade Avenue, Cliffside Park, New Jersey on Thursday, May 24, 2018, at 3:00 PM, for the purpose of considering and voting upon the following matters:

•                                          Election of five directors to the Company’s board of directors, each to serve until the 2021 annual meeting of shareholders and until his successor is elected and qualified;

•                                          Ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and

•                                          Such other matters as may properly come before the meeting.

Shareholders of record at the close of business on March 26, 2018 are entitled to notice of and to vote at the annual meeting.  Whether or not you contemplate attending the annual meeting, the board of directors of the Company recommends that you submit your proxy by mail, telephone or internet.  You may revoke your proxy at any time prior to its use by delivering to the Company a later dated proxy, by delivering a later dated written notice of revocation to the Company, or by voting your shares in person at the annual meeting.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 24, 2018.

Our proxy statement, annual report to shareholders, proxy card, and directions to attend the annual meeting are available on www.bonj.net.  If you would like to receive proxy materials related to this or any future shareholders meetings, or any of the Company’s filings with the Securities and Exchange Commission or press releases, please email your request to shareholder@bonj.net or call us at (201) 720-3201.

BY ORDER OF THE BOARD OF DIRECTORS

JODI A. ERSALESI
Secretary

April 18, 2018

BANCORP OF NEW JERSEY, INC.

1365 Palisade Avenue

Fort Lee, New Jersey 07024

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS TO BE HELD ON MAY 24, 2018

This proxy statement is being furnished to shareholders of Bancorp of New Jersey, Inc., referred to as “we,” “us” or “the Company,” in connection with the solicitation by the board of directors of the Company of proxies to be voted at the annual meeting of shareholders to be held at the Villa Amalfi Ristorante, 793 Palisade Avenue, Cliffside Park, New Jersey, at 3:00 PM on Thursday, May 24, 2018, or such later date to which the annual meeting may be adjourned or postponed.

At the annual meeting, you will be asked to consider and vote upon the following matters:

•                                          Election of five directors to the Company’s board of directors each to serve until the 2021annual meeting of shareholders and until his successor is elected and qualified;

•                                          Ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

•                                          Such other matters as may properly come before the meeting.

Information regarding the election of directors and the other proposals is included in this proxy statement.  Shareholders should carefully read this proxy statement.

The first date on which this proxy statement and the enclosed form of proxy are being sent to the shareholders of the Company is on or about April 18, 2018.

INFORMATION ABOUT VOTING

How are proxies being solicited?

This proxy solicitation is being made by and at the direction of the board of directors of the Company, and we will pay all expenses relating to the solicitation.  In addition to the use of the mail, proxies may be solicited personally, by telephone or by other electronic means by officers, directors and employees of the Company and its subsidiary, Bank of New Jersey, or the “Bank,” who will not be compensated for such solicitation activities.  Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse those persons for their reasonable expenses.

What is on the agenda for the annual meeting?

The agenda for the annual meeting includes the election of five directors to the Company’s board of directors, each to serve until the 2021 annual meeting of shareholders and until his successor is elected and qualified, and the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018, and such other matters as may properly come before the annual meeting.  We are not aware of any such other matters that may properly come before the annual meeting at the present time.

Who can vote?

You can vote at the annual meeting if you are a holder of our common stock on the record date.  The record date is the close of business on March 26, 2018.  Each share of common stock you own as of the record date entitles you to one vote for each director to be elected in the election of directors and one vote on any other matter as may properly come before the annual meeting.  As of March 26, 2018, there were 6,948,278 shares of common stock outstanding and entitled to vote.

How do I vote if shares are held directly in my name?

If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may vote your shares in one of the following ways:

•                                          By Mail.  If you choose to vote by mail, complete the enclosed proxy, date and sign it, and return it in the postage-paid envelope provided.

•                                          In Person.  If you choose to vote in person, come to the annual meeting and cast your vote.  If you attend the meeting, you may vote your shares in person even if you have previously submitted a proxy.

•                                          Telephonic voting.  If you choose to vote by telephone, call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call, and use the company number and account number shown on your proxy card.

•                                          Internet Voting.  If you choose internet voting, visit www.voteproxy.com and follow the on-screen instructions.  Have your proxy card available when you access the web page, and use the company number and account number shown on your proxy card. You may submit your proxy by telephone or via internet until 11:59PM EDT the day before the meeting.

How do I vote if shares are held in street name or through a bank, brokerage firm or other nominee?

If you hold your shares in street name or through a bank, brokerage firm or other nominee, you will need to vote your shares by providing voting instructions to your bank, brokerage firm or other nominee, in accordance with the voting instruction form provided to you by your bank, brokerage firm or other nominee, or by obtaining a legal proxy from your bank, brokerage firm or other nominee authorizing you to vote those shares at the annual meeting.  Only with a legal proxy from your bank, brokerage firm or other nominee can you cast your vote in person at the annual meeting.

How will my proxy be voted?

If you hold your shares directly in your name, unless you indicate differently on your proxy, we plan to vote signed and returned proxies FOR the election of each of the board’s director nominees named in this proxy statement, and FOR the ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

If you hold your shares of the Company’s common stock in “street name” (that is, through a broker or other nominee), under applicable rules, brokers have the discretion to vote on routine matters, such as the ratification of the appointment of independent registered public accounting firms, but do not have discretion to vote on non-routine matters.  Among others, uncontested elections of directors, matters related to executive compensation, and matters related to corporate governance are considered non-routine.  If you hold your shares in street name, but do not give your broker or other nominee instructions on how to vote your shares, votes may not be cast on your behalf.  If your broker or other nominee submits a proxy but does not vote your shares on a particular proposal because it has not received voting instructions from you, your shares will be considered to be “broker non-votes” with regard to that matter.

At or after the annual meeting, a judge of elections will tabulate ballots cast by shareholders present and voting in person and votes cast by proxy.

What is a broker non-vote?

A broker non-vote occurs when a bank or brokerage firm holding shares on behalf of a shareholder does not receive voting instructions from the shareholder by a specified date before the annual meeting and the bank or brokerage firm is not permitted to vote, or otherwise does not vote, those undirected shares on specified matters.  Thus, if you do not give your broker specific instructions, your shares may not be voted on those matters (so-called “broker non-votes”) and will not be counted in determining the number of shares necessary for approval.  Broker non-votes are not considered to be votes cast and, therefore, generally have no effect on the outcome of elections of directors or other matters which are determined based on votes cast.  Shares represented by “broker non-votes” will be counted, however, in determining the number of shares of common stock represented in person or by proxy and entitled to vote.

Can I revoke my proxy or change my vote after submitting my proxy?

Yes.  Any shareholder giving a proxy has the right to attend the annual meeting and vote in person.  A proxy may be revoked prior to the annual meeting if a later-dated proxy or a written revocation is sent to the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey  07024, Attn: Corporate Secretary, and received prior to the annual meeting.  In addition, a proxy may be revoked at the annual meeting by filing a later-dated proxy or by filing a written notice of such revocation with the Secretary of the Company or the judge of election at the annual meeting prior to the voting of such proxy.

What constitutes a quorum at the annual meeting and how are votes counted?

We need a quorum of shareholders to hold a valid annual meeting.  A quorum will be present if at least a majority of the outstanding shares of common stock are represented in person or by proxy at the annual meeting.  Abstentions and broker non-votes are counted as present for the purpose of establishing a quorum.

How many votes are required for approval of the proposals?

Directors are elected by a plurality vote of shares of common stock cast in person or by proxy at the annual meeting, provided that a quorum is present.  A “plurality” means that the individuals who receive the largest number of affirmative votes cast are elected as directors up to the maximum number of directors to be chosen at the annual meeting.  Because the election of directors is based on a plurality of the votes cast, abstentions and broker non-votes have no effect on the outcome of the vote.  Votes that are withheld from a director nominee will have no effect on the count of votes received or the results of the plurality vote.  Shareholders are not entitled to cumulative voting in the election of directors.

The affirmative vote of the holders of a majority of the votes cast, provided that a quorum is present, is required to ratify the appointment of Baker Tilly Virchow Krause, LLP   as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  Abstentions and broker non-votes on these proposals are not considered votes cast and, as such, will have no effect on the outcome of the proposal.

How many votes are required for any other proposals that may properly come before the annual meeting?

Any other proposals that may properly come before the annual meeting will be approved if a majority of the votes cast are voted in favor of the action, unless the question is one upon which a larger or different vote is required by express provision of law or by our certificate of incorporation or our bylaws.  Abstentions and broker non-votes on such other proposals are not considered votes cast on the proposals and, as such, have no effect on the outcome of any proposals which would be approved based on votes cast.  We are not aware of any such other proposals that may properly come before the annual meeting at the present time.

ELECTION OF DIRECTORS

Our certificate of incorporation and bylaws provide that the number of directors constituting the entire board will be between five (5) and twenty-five (25), with the exact number to be determined from time to time by the board of directors.  The number of directors constituting our entire board is currently fixed at twelve (12).

Our certificate of incorporation and bylaws also provide that the directors will be divided into three classes, as nearly equal in number as possible, in respect to the time for which they severally hold office.  At each annual meeting of shareholders, only one class of directors is to be elected and each class of directors so elected will serve for a term of approximately three years.

It is intended that the proxies solicited by the board of directors will be voted FOR the five director nominees named below (unless the shareholder otherwise directs).  If, for any reason, any nominee becomes unavailable for election or service on the board, the proxy solicited by the board of directors will be voted for such substituted nominee as is selected by the board of directors.  The board has no reason to believe that any of the named nominees are not available or will not serve if elected.

2018 Director Nominees

The board has nominated incumbent directors Michael Bello, Jay Blau, Albert L. Buzzetti, Gerald A. Calabrese, Jr., and Stephen Crevani, for election to the board of directors at the 2018 annual meeting of shareholders, each to serve until the 2021 annual meeting of shareholders and until his successor is elected and qualified.

The names of the director nominees and certain information about them are set forth below.  The ages are as of December 31, 2017:

Michael Bello, 54, has been an insurance agent for over 25 years and is President of the Michael Bello Insurance Agency in Cliffside Park, New Jersey.  A lifelong Bergen County resident, he has several real estate investments in Bergen County as well as being an organizer and director of the Bank and the Company.  He has been a director since 2006.  He serves as a member of the Compensation Committee, Loan Committee and ALCO Committee.  Mr. Bello is a member of the Professional Insurance Agents of New Jersey and a member of several civic and business organizations in our trade area.  His business experience, knowledge of the local economy and real estate market, and his service to the local communities led to the independent directors’ conclusion that he should serve as a member of the Board of Directors.

Jay Blau, 72, is a private investor with a background in institutional sales of securities.  In 1977, he founded Dynamic Designs, which became a world supplier of injection molded plastic, fiberglass and polyurethane foam flower pots to major retailers.  Dynamic Designs was sold to Winpoint Capital, a Chicago private equity firm in November, 2002.  Today, he serves as President and CEO of Imperial Sales & Sourcing Inc., a consultant to the retail home and garden distribution industry.  He was an organizer of the Bank and the Company and has served as a director since 2006.  He currently serves as Chair of the Bank’s Loan Committee and is a member of the ALCO and Audit Committees.  Mr. Blau’s business background and experience led to the independent directors’ conclusion that he should serve as a member of the Board of Directors.

Albert L. Buzzetti, 48, is an attorney in the states of New York and New Jersey and Managing Partner of A. Buzzetti and Associates, LLC, an Englewood Cliffs, New Jersey law firm.  Mr. Buzzetti represents numerous real estate investors and has represented various banking clients in commercial real estate closings and work out negotiations.  He is an organizer and director of the Bank and the Company and has been a member of the Board and the Loan Committee since inception.  He has been Vice Chairman of the Board since April 2014.  Mr. Buzzetti’s contacts in the business community, business acumen, and knowledge of real estate law and the local real estate market led to the independent directors’ conclusion that he should serve as a member of the Board of Directors.

Gerald A. Calabrese, Jr., 67, is President of Century 21, Calabrese Realty and has been a director of the Bank and the Company since 2007.  Mr. Calabrese has been Chairman of the Board since January, 2014, and served as interim president and chief executive officer from March 18, 2016 to April 5, 2016.  Prior to joining the boards of directors of the Company and the bank, Mr. Calabrese served as a director of Interchange Financial Services Corporation between 2003 and 2007, and as a director of Bridge View Bancorp from 1989 until its sale to Interchange Financial in 2003.  He has served a Loan Committee member since his appointment.  Mr. Calabrese is a member of various local and civic organizations with the Bergen County community.  Mr. Calabrese’s experience as a businessman, his knowledge of the New Jersey real estate market, his commitment to the local community, and his past experience as a director of two financial institutions led to the independent directors’ conclusion that he should serve as a member of the Board of Directors.

Stephen Crevani, 75, was an organizer and director of the Bank and Company and has served on the Board since 2006.  Mr. Crevani is Chairman of the Compensation Committee. Mr. Crevani has been in the reinforced concrete business for over 35 years.  He is the founder, and is currently the President, of Aniero Concrete, Hackensack, New Jersey, since 1970.  He is also President of World Towers Building Association and owns and operates a training center for standard-bred horses.  He is a member of the New York and New Jersey Trotting Associations and has received awards from the American Concrete Institute and the New Jersey Concrete Institute.  The independent directors concluded that Mr. Crevani should serve as a member of the Board of Directors based upon his business experience and his knowledge of the local community, including its real estate market.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF ITS NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY TO SERVE UNTIL THE 2021 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIES.

Continuing Directors

The names of our directors, whose current terms will continue after the 2018 annual meeting of shareholders, and certain information about them, are set forth below:

Term Expiring In 2019

Nancy E. Graves, 65, is a career financial services executive and was appointed as a director and the President and Chief Executive Officer of the Company and the Bank on April 5, 2016.  Prior to joining us, Ms. Graves was the President, CEO and Director of Pascack Community Bank and Pascack Bancorp, Inc., from May 2013 to January 2016.  During her tenure at Pascack Community Bank, its performance improved year-over-year resulting in a successful merger into Lakeland Bank in January 2016.  Ms. Graves was appointed by Governor Christie to lead the Office of Depositories, Division of Banking in the New Jersey Department of Banking and Insurance, and served in that capacity from 2010 to May 2013. In that position, she was responsible for the supervision and regulation of more than eighty New Jersey state-chartered community banks, thrifts, trust and holding companies representing approximately $60 billion in assets, applications (mergers, acquisitions, charter and stock conversions), surveillance (financial performance and monitoring), and approximately $17 billion in the Government funds program.  Ms. Graves served on the New Jersey Economic Development Authority Board, Loan and Audit Committees, New Jersey Banking Advisory Board: Chair and NJ Office of Homeland Security, Financial Sector Working Group. For more than twenty years Ms. Graves held executive banking and financial services positions including financial consultant, Chief Operating Officer & Executive Vice President for a $2.5 billion New Jersey savings bank and Senior Vice President of a $2 billion St. Louis commercial bank.  Her leadership included operating and revenue responsibilities.  Ms. Graves was elected to the State Board of Directors of Junior Achievement of New Jersey in 2013, a non-profit that reached more than 60,000 students last year. She was recognized by the Boys & Girls Clubs of Hackensack/Lodi as the 2014 Woman of the Year for her community leadership and executive achievements.  Her extensive experience in banking, including as a chief executive officer, as a regulator, and with strategic transactions, led to the conclusion that she should serve as a member of the Board of Directors.

Anthony M. LoConte, 60, is President and Chief Executive Officer of Anthony L &S, LLC and has been in the business of shoe importing and distribution for over 20 years.  Mr. LoConte also owns and operates his own real estate portfolio, including within the local Bergen County community.  He was an organizer of the Bank and has been a director of the Bank and the Company since 2006.  He has served on the Company’s Compensation Committee since its inception and is a member of the Loan Committee.  Mr. LoConte is a resident of Bergen County and his extensive experience as a real estate investor within the market, his knowledge of the local real estate environment, and his business acumen led to the conclusion he should serve as a member of the Board of Directors.

Rosario Luppino, 84, has been a General Contractor and Real Estate Developer in New Jersey for over 50 years.  He is noted for his development of high rise residential developments in Fort Lee and Hackensack, New Jersey.  He is involved in numerous charitable organizations.  He is a member of the Englewood Cliffs, NJ UNITI Club and the Greater Fort Lee Chamber of Commerce, where he is a past Man of the Year recipient.  He has been a director and organizer of the Bank and the Company since 2006.   He serves as a member of the Loan Committee.  The combination of Mr. Luppino’s experience as a businessman, his commitment to the local community, and his extensive knowledge of the local real estate market, led to the conclusion he should serve as a member of the Board of Directors.

Term Expiring In 2020

Joel P. Paritz, 74, is a Certified Public Accountant with over 35 years’ experience in all facets of accounting, including external and internal audit of banks and other financial institutions.  He is President and Head of the Tax and Banking Departments at Paritz & Company, P.A., located in Hackensack, New Jersey.  He is a member of the New Jersey and New York State Society of Certified Public Accountants and of the American Institute of Certified Public Accountants, Securities and Exchange Commission Practice Section.  He qualifies as an “audit committee financial expert” under the rules and regulations of the SEC, and therefore, has served on the Audit Committee since inception.  He was an organizer and director of the Bank and the Company and has been a director since 2006.  He also serves on the Loan and ALCO Committee.   Mr. Paritz’s education and business experience, as well as his status as an “audit committee financial expert,” led to the conclusion he should serve as a member of the Board of Directors.

Christopher M. Shaari, MD, 50, was an organizer and director of the Bank and the Company since 2006.    He serves on the Compensation Committee.  He is a practicing physician in the field of Otolaryngology, head and neck surgery.  With his office in Hackensack, New Jersey, he is actively affiliated with Hackensack University Medical Center.  Dr. Shaari’s experience and commitment to serve the local community led to the conclusion he should serve as a member of the Board of Directors.

Anthony Siniscalchi, 59, is a partner and co-founder of A.Uzzo & Co., CPA’s P.C.  He is licensed as a Certified Public Accountant in the states of New York and New Jersey and is a member of the American Institute of Certified Public Accountants and the New York and New Jersey State Society of Certified Public Accountants.  He specializes in the manufacturing, distribution, real estate, and financial services industries.  Mr. Siniscalchi qualifies as an “audit committee financial expert” under the rules and regulations of the SEC, and therefore, qualifies to serve as our Chairman of the Audit Committee.  Mr. Siniscalchi has been an organizer and director of the Bank and the Company since 2006 and has served as Audit Committee Chairman since that time.   He also serves on the Loan Committee.  Mr. Siniscalchi’s education and business experience, as well as his status as an “audit committee financial expert,” led to the conclusion he should serve as a member of the Board of Directors.

Mark Sokolich, 54, is an attorney and Managing Partner of Mark Sokolich, Esq., a Fort Lee, New Jersey law firm.  Mr. Sokolich has represented various banking clients in commercial and residential real estate closing, work-out negotiations, and general research relating to banking law.  He was an organizer and director of the Bank and the Company since 2006.  He serves as a member of the Loan Committee.  A life-long Fort Lee resident, he has been Mayor of the Borough of Fort Lee since 2008 and is a former councilman.  He is a member of the Fort Lee Chamber of Commerce and the Fort Lee Rotary Club, as well as a member of the Bergen County and New Jersey Bar Associations.  He is a founder of the Fort Lee Flag Football Association and a director of the Fort Lee Little League.  His legal expertise, knowledge of real estate law and the local real estate market, as well as his commitment to serve the local community led to the conclusion he should serve as a member of the Board of Directors.

No director of the Company is also a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, referred to as the “Exchange Act,” or subject to the requirements of Section 15(d) of such act, or any company registered as an investment company under the Investment Company Act of 1940.

RATIFICATION OF THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018

The Audit Committee has appointed the firm of Baker Tilly Virchow Krause, LLP to act as our independent registered public accounting firm and to audit our consolidated financial statements for the fiscal year ending December 31, 2018. This appointment will continue at the pleasure of the Audit Committee and is presented to the stockholders for ratification as a matter of good governance. In the event that this appointment is not ratified by our stockholders, the Audit Committee will consider that fact when it selects independent auditors for the following fiscal year.

Baker Tilly Virchow Krause, LLP has served as our independent registered public accounting firm since June 28, 2016, and one or more representatives of Baker Tilly Virchow Krause, LLP will be present at the Annual Meeting. These representatives will be provided an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions from stockholders.

Prior to June 28, 2016, and for the two fiscal years immediately prior, BDO USA, LLP served as the Company’s independent registered public accounting firm.

The following table sets forth a summary of the fees billed or expected to be billed to the Company by (i) Baker Tilly Virchow Krause, LLP and BDO USA, LLP for professional services rendered for the year ended December 31, 2016 and (ii) Baker Tilly Virchow Krause, LLP for professional services rendered for the year ended December 31, 2017.

Fee Category	Baker Tilly 2017	Baker Tilly and BDO 2016
Audit Fees(1)	$156,000	$137,965
Tax Fees(2)	20,500	21,030
All Other Fees(3)	902	14,566
Total Fees	$177,402	$173,561

(1) Audit Fees consist of the aggregate fees including expenses billed for professional services rendered by Baker Tilly Virchow Krause, LLP and / or BDO USA, LLP, as the case may be, for the audit of our annual financial statements, including the integrated audit of internal controls over financial reporting in 2017, and review of financial statements included in our quarterly reports on Form 10-Q, or services that are normally provided by Baker Tilly Virchow Krause, LLP and /or BDO USA, LLP, as the case may be, in connection with statutory and regulatory filings or engagements.

(2) Tax Fees consist of the aggregate fees billed for professional services rendered by Baker Tilly Virchow Krause, LLP and / or BDO USA, LLP, as the case may be, for tax compliance, tax advice, and tax planning.

(3) All Other Fees consist of the aggregate fees including expenses billed for products and services provided by Baker Tilly Virchow Krause, LLP and / or BDO USA, LLP, as the case  may be and as applicable, other than the services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

The audit committee’s charter includes a formal policy concerning the pre-approval of audit and non-audit services (including the fees and terms thereof) to be provided by our independent registered public accounting firm, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by our audit committee prior to the completion of the audit.  The policy requires that all services to be performed by our independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-

approved by the audit committee.  The chairperson of the audit committee is authorized to execute any engagement letter or agreement with the independent registered public accounting firm for and on behalf of the Company.  All services rendered by Baker Tilly Virchow Krause, LLP were permissible under applicable laws and regulations, and the audit committee pre-approved all audit, audit-related and non-audit services performed by Baker Tilly Virchow Krause, LLP during 2017 and by Baker Tilly Virchow Krause, LLP and BDO USA, LLP during 2016.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

BOARD OF DIRECTORS AND COMMITTEES

Director Independence

Our common stock is listed on the national securities exchange of NYSE MKT LLC.  Accordingly, we have determined the independence of the members of our board of directors and board committees by reference to the corporate governance listing standards of NYSE MKT.  Under these independence standards, a majority of our current directors, Michael Bello, Jay Blau, Stephen Crevani, Anthony M. LoConte, Joel P. Paritz, Christopher M. Shaari, and Anthony Siniscalchi, were determined to be independent.  In determining independence, the board considered certain amounts paid for legal, insurance agency and office space provided by certain directors or entities in which they have interests, and determined that such transactions and relationships would not interfere with the directors’ exercise of independent judgment in carrying out the responsibilities of a director.

Current members of our board of directors who were determined to be not independent were, Albert L. Buzzetti, Mark Sokolich, Gerald A. Calabrese, Jr. and Rosario Luppino.  President and Chief Executive Officer, Nancy E. Graves, was also determined to be not independent.

Board Meetings

During 2017, the board of directors held 18 meetings.  Additionally, there was one formal meeting of the independent directors.  All of our directors attended at least 75 percent of board meetings and meetings of committees of the board on which such directors served, except for Messrs. Anthony LoConte, and Christopher Shaari, who attended 68%, and 63% of the aggregate of all such meetings, respectively.  We have no formal policy with respect to director attendance at our annual meeting of shareholders.  All of our directors, except Christopher M. Shaari, MD and Mark Sokolich attended the Company’s 2017 annual meeting of shareholders.

Board Leadership Structure and Role in Risk Oversight

Historically, we have maintained a board leadership structure in which different individuals serve as principal executive officer and chairman of the board.   Currently, Nancy E. Graves serves as our President and Chief Executive, and Gerald A. Calabrese, Jr. serves as our Chairman. We believe this structure currently best serves our shareholders, because it provides the Board with an additional diversity of views on managing the Company and provides the Board with greater independent leadership.

The boards of directors of both the Company and the Bank are currently comprised of 12 directors, of whom seven are independent under NYSE MKT listing standards.  The independent directors meet as necessary to fulfill their responsibilities, and at least annually in executive session without the presence of non-independent directors and management.  Anthony Siniscalchi, one of our independent directors, has been selected to lead those meetings.

The Company board of directors has standing audit and compensation committees.  The board of directors of the Bank has also designated several standing committees, including an executive committee, loan committee, and asset/liability (ALCO) committee.  Each committee of the Company and the Bank oversees risk within its area of responsibility.  For example, the audit committee oversees risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting and financial policies.  The loan committee oversees risks relating to our lending activities, and the ALCO committee oversees risks relating to liquidity, investment guidelines and interest rates.  Our board of directors oversee all identified material risks and are responsible for risk management.  Our full board engages in discussions of risk management and receives any reports on risk from executive management, other company officers, and from board committees as appropriate.

The Board believes that our leadership structure is most appropriate given our board and risk profile, and our board’s role in monitoring execution of our strategic plan and the risk elements associated with such execution.  Given the independent roles that both the board and management have in monitoring risk, we believe that the current leadership structure provides effective oversight of the risk management function.

Board Committees

As noted above, the board of directors of the Company conducts much of its business through committees of the board.  During 2017, the board maintained standing audit, ALCO and compensation committees.  The independent members of the board of directors functioned as the Company’s nominating committee in 2017 and in connection with nominations for the 2018 annual meeting.

Audit Committee

The Board of Directors maintains an  audit committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which during the fiscal year ended December 31, 2017 consisted of Directors Siniscalchi (Chair), Bello, Blau,  Daily, and Paritz.  Director Daily resigned from the Board on February 2, 2017.   Each member of the audit committee was independent during 2017 under the requirements of NYSE MKT relating to audit committee members, except for Mr. Bello.   The Company determined in 2017 that although Mr. Bello satisfied the criteria for independence set forth in NYSE MKT Rule 803A(2), he did not meet the heightened requirements for audit committee members set forth in NYSE MKT Rule 803B(2) and Rule 10A-3 under the Securities Exchange Act of 1934, as amended due to the payment of a de minimus amount of commissions to an insurance agency owned by  Mr. Bello.   Mr. Bello resigned from the Audit Committee on April 7, 2017.  The board of directors appointed Mr. Jay Blau as his replacement on the Audit Committee.    For 2018, the Audit Committee will consist of Directors Siniscalchi (Chair), Paritz and Blau.  The board of directors has determined that each of Messrs. Siniscalchi and Paritz qualifies as an “audit committee financial expert,” as defined under the rules of the Securities and Exchange Commission, or “SEC.”  The audit committee met 6 times in 2017.

The audit committee is governed by a formal charter approved by the board of directors, a current copy of which is available at the Company’s website at www.bonj.net.  The primary duties and responsibilities of the audit committee include:

•                                          the relationship with the Company’s independent registered public accounting firm;

•                                          the review with management and the Company’s independent registered public accounting firm the annual and interim financial statements and other information included in the Company’s earnings releases and annual and quarterly reports filed with the Securities and Exchange Commission;

•                                          the oversight of risks and exposures associated with financial matters, particularly financial reporting, taxes, accounting, disclosure, internal control over financial reporting, and financial policies.  the establishment and maintenance of procedures for receiving, retaining and addressing complaints regarding the Company’s accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•                                          the review and oversight of all related party transactions for potential conflicts of interest situations on an ongoing basis; and

Audit Committee Report

In accordance with SEC regulations, the audit committee has prepared the following report.  As part of its ongoing activities, the audit committee has:

•                                          reviewed and discussed the audited consolidated financial statements of the Company at and for the year ended December 31, 2017, with management;

•                                          discussed with BAKER TILLY VIRCHOW KRAUSE, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 61, Communications with Audit Committees; and

•                                          received the written disclosures and letter from BAKER TILLY VIRCHOW KRAUSE, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with BAKER TILLY VIRCHOW KRAUSE, LLP such firm’s independence.

Based upon its review and the considerations and discussions referenced above, the audit committee recommended to the board of directors that our audited consolidated financial statements be included in the Company’s annual report on Form 10-K, as filed with the SEC on March 16, 2018.

Submitted by the Audit Committee:

Anthony Siniscalchi, Chair
Jay Blau
Joel P. Paritz

March 14, 2018

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such report by specific reference.

Compensation Committee

During 2017, the compensation committee of the board of directors consisted of Directors Crevani (Chair), Shaari, LoConte, Bello and Blau. Each member of the compensation committee was independent under NYSE MKT corporate governance listing standards applicable to members of compensation committees of smaller reporting companies.  The compensation committee met six times in 2017.  The compensation committee has not adopted a formal charter.  The primary duties of the compensation committee are:

•                                          adopting compensation policy;

•                                          reviewing and evaluating the compensation of the directors and executive officers, and recommending any modification in any such compensation;

•                                          requiring regular salary and benefit surveys comparing the Company with its competitors; and

•                                          approving all changes in the compensation package of executive officers.

Nominations and Shareholder Communications

Nomination Process

The board has not designated a nominating committee to consider director nominees.  The independent members of the Board of Directors have evaluated director nominees, and until the board does designate a nominating committee, the independent members of the board of directors will continue to participate in the evaluation of director nominees.  Incumbent directors are evaluated based primarily on their performance and contributions to the board, while all candidates are evaluated based on their qualifications, skills, and experiences.

Although we have not adopted a formal policy on diversity, the Board considers diversity when selecting candidates for board service. When the Board determines there is a need to fill a director position, we begin to identify qualified individuals for consideration. We seek individuals that possess skill sets that a prospective director will be required to draw upon in order to contribute to the Board, including professional experience, education, and local knowledge. While education and skills are important factors, we also consider how candidates will contribute to the overall balance of the Board, so that we will benefit from directors with different perspectives, varying view points and wide-ranging backgrounds and experiences. We view and define diversity in its broadest sense, which includes gender, ethnicity, education, experience and leadership qualities.

The board of directors will consider director candidates recommended by shareholders.  Any shareholder who wishes to recommend a director candidate for consideration may send notice to Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, Attention: Corporate Secretary.  The notice should contain the information described in the section titled, “Shareholder Proposals,” on page 27.  The board shall give director candidates recommended by shareholders the same consideration as director candidates recommended by other sources.

Minimum Qualifications

Our bylaws set forth certain minimum qualifications with respect to individuals who may serve on our board of directors.  Generally, a person is not qualified to serve as a director if he or she:

•                                          is under indictment for, or has ever been convicted of, a criminal offense involving dishonesty, breach of trust or money laundering;

•                                          is a person against whom a federal or state bank regulatory agency has issued a cease and desist order for conduct involving an unsafe or unsound practice in conducting the affairs of an insured depository institution, dishonesty, breach of trust, or money laundering, which order is final and not subject to appeal;

•                                          has been found, in a final and un-appealable decision by any federal or state regulatory agency or by any court, to have breached a fiduciary duty involving personal profit, or committed a reckless or willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency;

•                                          is a member of a group (within the meaning of section 13(d)(3) of the Exchange Act) which includes a member who would be disqualified from serving as a director of the Company for one of the reasons set forth above; or

•                                          is a party (either directly or through an affiliate) to litigation or an administrative proceeding adverse to the corporation or any subsidiary of the corporation.

Shareholder Communications

Any shareholder who desires to send communications to our board of directors or to individual directors may do so by directing his or her communication to the following address:  Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, Attention: Corporate Secretary.  All shareholder communications, other than any communications we believe may pose a security risk, will be sent directly to board members.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 26, 2018 certain information concerning the ownership of shares of the common stock by any person who is known by us to own beneficially more than five percent of the issued and outstanding common stock, each director of the Company, each director nominee, each “named executive officer” identified below in the section captioned “Executive Compensation” on page 21, and all directors and executive officers as a group.

Name	Number of Shares Beneficially Owned+	Percentage of Ownership

Michael Bello	150,619	2.2%
Jay Blau	26,170	*
Albert L. Buzzetti(1)	154,723	2.2%
Gerald A. Calabrese, Jr	125,992	1.8%
Stephen Crevani(2)	248,966	3.6%
Nancy E. Graves(3)	74,550	1.1%
Anthony M. LoConte(4)	592,300	8.5%
Rosario Luppino(5)	232,511	3.3%
Joel P. Paritz	55,937	*
Christopher M. Shaari, MD(6)	86,747	1.2%
Anthony Siniscalchi	78,330	1.1%
Mark Sokolich	84,340	1.2%
Matthew Levinson(7)	5,020	*
Guglielmina Turelli(8)	5,020	*
Michael Trepicchio(9)	5,020	*
Lori A. Young(10)	5,020	*

All directors and executive officers as a group (16 persons)	1,931,266	27.8%

*       Less than one percent (1.00%)

+       Any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: voting power, which includes the power to vote, or to direct the voting of, our common stock; and/or, investment power, which includes the power to dispose, or to direct the disposition of, our common stock, is determined to be a beneficial owner of our common stock.  All shares are subject to the named person’s sole voting and investment power unless otherwise indicated.

(1)     Includes 1,300 owned by Mr. Buzzetti’s child, 18,381  held in a trust for which Mr. Buzzetti serves as trustee and 47,945 shares held by a limited liability company, with respect to which Mr. Buzzetti has voting and investment power.

(2)     Includes 64,683 shares owned by Mr. Crevani’s wife.

(3)     Includes options to purchase 21,000 shares and 21,000 restricted shares which remain subject to forfeiture.

(4)     Includes 220,000 shares held in the LoConte Family Charitable Foundation.

(5)     Includes 67,427  shares owned by Mr. Rosario Luppino’s wife, family trusts and a company he controls.

(6)     Includes 75,590 shares owned by a partnership controlled by Dr. Shaari and his wife.

(7)     Includes options to purchase 2,520 shares and 2,000 restricted shares which remain subject to forfeiture.

(8)     Includes options to purchase 2,520 shares and 2,000 restricted shares which remain subject to forfeiture.

(9)     Includes options to purchase 2,520 shares and 2,000 restricted shares which remain subject to forfeiture.

(10)  Includes options to purchase 2,520 shares and 2,000 restricted shares which remain subject to forfeiture.

The following table provides information as of March 26, 2018 with respect to the persons known by the Company to be the beneficial owners of more than 5% of its outstanding stock. A person is considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address Of Beneficial Owner	Number of Shares Owned	Percent of Common Stock Outstanding
Clover Partners, L.P. (1)	430,100	6.4%

(1)         Based on SEC Schedule 13D/A filed on September 12, 2017. The address for Clover Partners, L.P. is 100 Crescent Court, Suite 575, Dallas Texas

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following table sets forth the name and office of each current named executive officer of the Company.  Select biographical information concerning these individuals appears below the table.  The named executive officers are appointed to their respective offices annually.

Name	Position
Nancy E. Graves	President and Chief Executive Officer
Matthew Levinson	Senior Vice President and Chief Financial Officer
Guglielmina (Mina) Turelli	Executive Vice President, Chief Risk Officer
Michael J. Trepicchio	Executive Vice President, Chief Lending Officer
Lori A. Young	Senior Vice President, Retail Banking and HR

Additional information regarding Nancy E. Graves is set forth under the heading “Election of Directors — Continuing Directors — Term Expiring in 2019.

Matthew Levinson, age 48, is currently the Senior Vice President and Chief Financial Officer of the Company and Bank and began his employment with the Company and the Bank in April 2015.    Prior to joining the Bank he was Senior Vice President and Chief Financial Officer of E D & F Man Capital Markets Inc., a global financial brokerage business, from November 2012 through April 2015.  From October 2009 through November 2012, Mr. Levinson was Director of Financial Operations and Chief Financial Officer of ABN AMRO Securities (USA) LLC.   In his current role, Mr. Levinson serves as the principal financial and principal accounting officer of the Company.

Michael J. Trepicchio, age 48, is currently Executive Vice President, Chief Lending Officer of the Bank and began his employment in April 2016.  Mr. Trepicchio is the former Senior Vice President, Credit Administration executive for Pascack Community Bank and was an integral member of senior management.  He has 25 years in banking, the majority as a commercial lender in Bergen County.  Mr. Trepicchio brings substantial lending relationships and credit experience to this position.

Guglielmina (Mina) Turelli, age 51 is currently the Executive Vice President, Chief Risk Officer of the Company and Bank and began her employment in May 2016.  Ms. Turelli has over 25 years of experience in bank risk management.  Ms. Turelli oversees BSA, Compliance, Audit, Security and serves as an integral member of executive management.   She was Senior Vice President, Compliance Officer with Pascack Community Bank from 2013 — 2016.  She held the position of Bank Secrecy Act / Money Laundering Administrator at ConnectOne Bank, (f/k/a North Jersey Community Bank).  She was employed for 19 years at The Provident Bank where she held the positions of Branch Operations Manager, Corporate Security Assistant, Senior BSA Analyst and Fraud Investigation Supervisor.

Lori A. Young, age 48 is the Senior Vice President, Retail Banking and Human Resources and began her employment with the Bank during May 2016.   Ms. Young has worked in the banking industry for over twenty five years.  She has held various positions with increasing responsibility in many areas of banking including retail banking, branch administration, training and development, and human resources.  Ms. Young worked for more than 18 years in two large community banks in Rockland and Westchester counties in New York. Ms. Young manages retail banking, human resources and is a member of internal ALCO and other management committees.

COMPENSATION DISCUSSION AND ANALYSIS

The Board of Directors, through its Compensation Committee, is responsible for establishing and monitoring the compensation of our Named Executive Officers (“NEO’s”). In 2017, our NEO’s were:

Nancy E. Graves	President and CEO
Matthew Levinson	Senior Vice President and CFO
Guglielmina Turelli	Executive Vice President and Chief Risk Officer
Michael J. Trepicchio	Executive Vice President and CLO
Lori A. Young	Senior Vice President Human Resources and Retail

Our Compensation Committee determines the compensation of our NEO’s. In setting compensation, the Compensation Committee’s objectives include:

•                  Retaining those executive officers whose performance is critical to our long-term success and the creation of shareholder value through competitive base salaries, while maintaining a salary structure which is competitive for our industry and geographic area;

•                  Creating an environment in which we can attract additional members of senior management through competitive total compensation packages; and

Rewarding management on a long term basis, and aligning the long term interests of management and the shareholders, by providing executive officers opportunities to acquire common stock, while providing an additional incentive for long term service through vesting requirements.

We have not historically relied upon perquisites or other non-cash benefits as a material part of our executive’s compensation. We also do not provide our executive officers with retirement benefits beyond those provided to all of our employees through participation in our 401(k) plan. Therefore when comparing total compensation packages that include deferred compensation and/or retirement plans we seek to combine base salary, bonus and stock awards to maintain a competitive structure.

In setting compensation the Compensation Committee considers many factors, including the Company’s performance on both financial and nonfinancial metrics, including the Company’s regulatory standing, building the new management team, growth in loans and deposits and earnings performance.

2017 Results

Fiscal year 2017 represented a successful year for the Company. The Board approved strategic plan includes specific goals for both financial and non-financial metrics. The risk management initiatives included system enhancements which support the management of both the operating and growth of the company.  We grew our loan and deposit portfolios, increased net interest income and our net interest margin. Our capital ratios remained strong. We remain well positioned for increased long-term growth and profitability. During 2017, we accomplished the following:

•                  Total assets of the Company increased by 7.90% to $887.4 million at December 31, 2017, from $822.4 million at December 31, 2016.

•                  Total loans were $721.2 million at December 31, 2017, up $60.6 million, or 9.18% from the December 31, 2016 balance of $660.6 million.

•                  Total deposits were $788.3 million at December 31, 2017, up $70.3 million, or 9.79% from the December 31, 2016 balance of $718.0 million.

Roles & Responsibilities

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for discharging the Board’s duties in executive compensation matters and for administering the Company’s incentive and equity-based plans. This includes oversight of the total compensation programs for the Company’s CEO and other NEO’s. The Committee is comprised solely of independent directors. The Committee does not currently utilize an outside compensation consultant.

The Committee reviews all compensation components for the Company’s Chief Executive Officer and other NEO’s, including base salary, annual incentive, and equity awards. The Committee reviews the Chief Executive Officer’s performance annually and makes decisions regarding the NEOs’ compensation, including base salary, bonus and equity grants based on this review. The Compensation Committee reviews its decisions regarding CEO compensation with the full Board of Directors.

The Committee has the sole authority and resources to obtain advice and assistance from internal or external legal, human resources, accounting or other advisors, or consultants as it deems desirable or appropriate.

Management

The Committee makes independent determinations on all matters related to compensation of the NEOs. Input is sought from the Chief Executive Officer to ensure the Committee has the information and perspective it needs to carry out its duties.  In particular, the Committee seeks input from the Chief Executive Officer on matters relating to strategic objectives, Company performance goals and input on her assessment of the NEOs, including the contribution and individual performance of each of her direct reports. The Chief Executive Officer often assists the Committee on matters of design, administration and operation of the Company’s compensation programs.

Although the Chief Executive Officer may provide insight, suggestions or recommendations regarding executive compensation, she does not vote on executive compensation and is not present during the Committee’s deliberations or vote on her compensation. Only Committee members vote on decisions regarding executive compensation. The Committee regularly meets in executive session without management present. While the Chief Executive Officer makes recommendations on compensation for other NEOs, the Committee is ultimately responsible for approving compensation for all NEOs. The Chief Executive Officer’s compensation is discussed in executive session without Chief Executive Officer present.

Say on Pay/Say on Frequency

As our shareholders had previously approved an advisory vote on executive compensation every three years, we did not have a “say on pay” vote at our 2017 annual meeting. The last time our shareholders had a “say on pay” vote in 2016, the shareholders overwhelmingly approved our executive compensation.

While the say on pay vote is a formal means for soliciting shareholder feedback, the Company welcomes the opportunity to engage with shareholders any time.

Base Salary

In setting base salary, the Board takes into account the responsibilities of the position, the Company’s overall performance with regard to both financial and non-financial results and total compensation paid by peer group institutions. The Board also considers the recommendations of our Chief Executive Officer with regard to our other NEOs.

In setting compensation for our Chief Executive Officer, the Compensation Committee requested a third party consultant to prepare an analysis of compensation paid by peer institutions. These institutions included New Jersey based bank and thrift holding companies. The peer group consisted of the following institutions:

BCB Bancorp, Inc.	OceanFirst Financial Corp.
Clifton Bancorp, Inc.	Oritani Financial Corp.
Kearny Financial Corp.	Stewardship Financial Corp.
Northfield Bancorp, Inc.	Sussex Bancorp
Peapack-Gladstone Financial	Unity Bancorp

In determining the Chief Executive Officer’s compensation for 2017, the Committee had management update the compensation paid by the peer group to its CEO. The Compensation Committee used the peer group compensation as a guide, and did not as a policy; determine that the compensation for the Company’s CEO should match the mean, median or any particular quartile.

In making recommendations for compensation for the other NEOs, the Chief Executive Officer, and in setting the final compensation for the other NEOs, the Compensation Committee considered many factors, including the Company’s performance on both financial and nonfinancial metrics, including the Company’s regulatory standing, building the new management team, growth in loans and deposits and earnings performance.

Cash Bonus

Cash bonuses are part of a discretionary program. Bonuses are granted in the current year based upon the Committee’s review of the officer’s and the Company’s performance in the prior year. The Committee does not set performance criteria or bonus amounts in advance, but rather reviews all circumstances concerning an officer’s performance and the performance of the Company. The amount of the bonus is determined after considering the officer’s total compensation package and peer group total compensation.

Equity Compensation

We believe that the opportunity for stock ownership is an important part of an executive’s overall compensation package and helps tie the executive’s interests to those of the shareholders. The Compensation Committee has made grants of both restricted stock and stock options subject to vesting, to our NEO’s, to help ensure that our NEOs have a stake in the Company’s long term performance.

Post-Termination Benefits for Company Executives

The Company is party to an employment agreement with Ms. Graves. This agreement is described elsewhere in this Proxy Statement under the heading “Graves 2017 Agreement”.

Accounting & Tax Treatment of Compensation

The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for our executive officers. However, the Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit to the executive.

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for annual non-performance based compensation over $1.0 million paid to their named executive officers. To maintain flexibility in compensating our executive officers in a manner designed to promote varying corporate goals, it is not a policy of the Compensation Committee that all executive compensation must be tax-deductible. The shareholder approved share-based compensation plans permit the award of stock options, stock appreciation rights and other equity awards that are fully deductible under Code Section 162(m).

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis, or CD&A, contained in this proxy statement with management. Based on the Committee’s review of and discussion with management with respect to the CD&A, the Committee has recommended to the Board of Directors of the Company that the CD&A be included in this proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

The foregoing report is provided by the Compensation Committee of the Board of Directors:

Stephen Crevani (Chair)

Michael Bello

Jay Blau

Anthony M. LoConte

Christopher M. Shaari

Executive Compensation

The following table sets forth information regarding our principal executive officer, Nancy E. Graves, our principal accounting officer, Matthew Levinson and our next three most highly compensated named executive officers (the “named executive officers”, or “NEO’s”)

The following tables and narratives set forth certain information regarding the compensation of our named executive officers.

Summary Compensation Table

		Salary	Bonus	Stock Awards	Option Awards		Non-equity incentive plan compensation	Change in pension value and non-qualified deferred compensation earnings	All other compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)		($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e) (6)	(f) (7)		(g)	(h)	(i)	(j)
Nancy E. Graves, President & Chief Executive Officer (1)	2017	$431,827	$100,000	$449,820					$21,600	$1,003,247
	2016	$272,596			$87,741				$16,278	$376,615
	2015	N/A								$—
Matthew Levinson, Senior Vice President and Chief Financial Officer (2)	2017	$225,000							$19,800	$244,800
	2016	$225,000	$35,000		$9,922	(8)			$18,600	$288,522
	2015	$159,808							$8,640	$168,448
Guglielmina Turelli, Executive Vice President and Chief Risk Officer (3)	2017	$209,692	$36,000						$18,861	$264,553
	2016	$127,692			$9,922	(8)			$7,200	$144,814
	2015	N/A								$—
Michael J. Trepicchio, Executive Vice President and Chief Lending Officer (4)	2017	$200,000	$30,000						$15,818	$245,818
	2016	$131,539			$9,922	(8)			$7,200	$148,661
	2015	N/A								$—
Lori A. Young, Senior Vice President, Retail Banking and HR (5)	2017	$154,240	$22,500						$14,570	$191,310
	2016	$96,346			$9,922	(8)			$5,600	$111,868
	2015	N/A								$—

(1) Nancy E. Graves commenced employment on April 5, 2016. She was granted option to purchase 30,000 Shares on April 21, 2016 at the exercise price of $11.23 with a vesting schedule of: one third on Effective Date (April 21, 2016), with one third on first anniversary and with one third on the second anniversary. Due to a 5% Stock Dividend paid on August 1, 2017 number of shares increased to 31,500 with an exercise price of $10.70.

Nancy E. Graves granted 30,000 Shares on 03/23/2017 with a vesting schedule of one third on December 31, 2017, one third on December 31, 2018 and one third on December 31, 2019. Due to a 5% stock dividend paid on August 1, 2017 the number of shares increased to 31,500.

(2) Mr. Levinson commenced employment on April 13, 2015, and his 2015 salary reflects the amount earned from this date until December 31, 2015.

(3) Ms. Turelli commenced employment on May 6, 2016 and her 2016 salary reflects the amount earned from this date until December 31, 2016.

(4) Mr. Trepicchio commenced employment on April 29, 2016, and his 2016 salary reflects the amount earned from this date until December 31, 2016.

(5) Ms. Young commenced employment on May 5, 2016 and her 2016 salary reflects the amount earned from this date until December 31, 2016.

(6) The 2017 amounts indicated represent the dollar amount recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718. The fair value of each share of stock award is equal to the closing price of BKJ on the date of the grant.

(7) The 2016 amounts indicated represent the dollar amount recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718. The fair value of each option granted is estimated on the date of grant using the Black-Scholes option pricing model.

(8) Options granted on July 21, 2016 which vest one-third each on February 1, 2017, February 1, 2018 and February 1, 2019.

CEO Pay Ratio

Nancy E. Graves, our President and Chief Executive Officer, had fiscal 2017 total compensation of $1,003,246, as reflected in the Summary Compensation Table above. We estimate that the median annual compensation for all Company employees, excluding Ms. Graves, was $60,000 for 2017. As a result, Ms. Graves’ 2017 annual compensation was approximately 17 times that of the median annual compensation for all employees.

Grants of Plan Based Awards During 2017

The following table sets forth, for each of the Named Executive Officers, information regarding grants of plan based awards during 2017.

Grants of Plan-Based Awards

		Estimated future payouts under non- equity incentive plan awards			Estimated future payouts under equity incentive plan awards
		Threshold	Target	Maximum	Threshold	Target	Maximum	All other stock awards: Number of shares of stock or units	All other stock awards: Number of securities underlying options	Exercise or base price of option awards	Grant date fair value of stock and option
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i) (1)	(j)	(k)	(l) (2)
Nancy E. Graves	3/23/2017	—	—	—	—	—	—	31,500	N/A	N/A	449,820
Matthew Levinson	—	—	—	—	—	—	—	—	—	—	—
Guglielmina Turelli	—	—	—	—	—	—	—	—	—	—	—
Michael J. Trephicchio	—	—	—	—	—	—	—	—	—	—	—
Lori A. Young	—	—	—	—	—	—	—	—	—	—	—

(1)  Nancy E. Graves number of shares was adjusted due to a 5% Stock Dividend on August 1, 2017. The shares vest with one-third on December 31, 2017, one-third on December 31, 2018 and one third on December 31, 2019.

(2)  The 2017 amounts indicated represent the dollar amount recognized for financial statement reporting purposes in accordance with FASB ASC Topic 718. The fair value of each share of the stock award is equal to the closing price of BKJ on the date of the grant.

Outstanding Equity Awards at December 31, 2017

The following table sets forth, for each of the Named Executive Officers, information regarding outstanding stock options and stock awards at December 31, 2017.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#)	Number of securities underlying unexercised options (#) un-	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other righst that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not
Name	exerciseable	exerciseable	(#)	($)	(#)	(#)	($)	(#)	vested
(a)	(b) (1)	(c) (1)	(d)	(e) (2)	(f)	(g) (3)	(h)	(i)	(j)
Nancy E. Graves	21,000	10,500	—	10.70	4/21/2026	21,000	299,880	—	—
Matthew Levinson	1,260	2,520	—	10.64	2/1/2026			—	—
Guglielmina Turelli	1,260	2,520	—	10.64	2/1/2026			—	—
Michael J. Trepicchio	1,260	2,520	—	10.64	2/1/2026			—	—
Lori A. Young	1,260	2,520	—	10.64	2/1/2026			—	—

(1) Number of shares increased by 5% due to a 5% Stock Dividend paid on August 1, 2017.

(2) Option priced reduced due to 5% Stock Dividend paid on August 1, 2017.

(3)  Number of shares increased by 5% due to a 5% Stock Dividend paid on August 1, 2017.

Options Exercised and Stock Vested During 2017

The following table sets forth, for each of the Named Executive Officers, information regarding options exercised and stock vested during 2017.

Option Exercises and Stock Vested

	Option awards		Stock awards
	Number of shares acquired on exercise	Value realized on exercise	Number of shares acquired on vesting	Value realized on vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d) (1)	(e)
Nancy E. Graves	—	—	10,500	191,625
Matthew Levinson	—	—	—	—
Guglielmina Turelli	—	—	—	—
Michael J. Trephiccho	—	—	—	—
Lori A. Young	—	—	—	—

(1)  Number of shares increased by 5% due to a 5% Stock Dividend paid on August 1, 2017.

Graves 2017 Agreement

On March 23, 2017, the Company and the Bank entered into an Amended and Restated Employment Agreement (the “2017 Agreement”) with Ms. Graves, the President and Chief Executive Officer of the Company and the Bank.  The 2017 Agreement amends and restates in their entirety the 2016 Agreements above.   The 2017 Agreement has an initial term of three years, provided that the term shall be extended for an additional year on the first anniversary of the 2017 Agreement and on each anniversary thereafter, unless either the Company and the Bank or Ms. Graves delivers written notice to the other party not less than 90 days prior to the applicable anniversary.

Ms. Graves is entitled to a base salary of $450,000, subject to annual review and potential increase, discretionary and/or performance-based annual cash incentive/bonus payments as authorized by the board of directors or compensation committee of the Company, and to participate in the equity compensation plans maintained by the Company from time to time.  Ms. Graves  is entitled to a cash bonus opportunity of up to 50% of annual base salary.   Ms. Graves is also entitled to a reimbursement of reasonable business expenses and to participate in the benefit plans offered to the Bank’s employees, generally, such as medical insurance, group term life insurance and a 401(k) plan.  Ms. Graves is also eligible to participate in the Company’s long-term equity incentive program and pursuant to the 2017 Agreement was granted an award of 30,000 shares of the Company’s restricted stock, with one-third vesting annually on December 31, 2017, 2018, and 2019, respectively.

The 2017 Agreement contemplates termination in various circumstances.  In the event of termination by the Company and the Bank as a result of Ms. Graves’ disability, as defined in the agreement, the Company’s will pay to Ms. Graves any bonus or other short-term incentive compensation earned, but not yet paid, and cause any unvested portion of the restricted stock award referenced above to become fully vested.   In the event Ms. Graves is terminated other than for cause, as defined in the agreement, or if she resigns for good reason, as also defined in the agreement,  she will be entitled to receive severance pay equal the aggregate of  her then current base salary plus the average of her last two year’s annual bonus(es), multiplied by two.  In addition, Company and the Bank will pay an amount towards Ms. Graves’ monthly COBRA premiums in an amount equal to the amount the Company was paying immediately prior to termination for one year.  If Ms. Graves is terminated for cause, she shall not be entitled to any further compensation pursuant to the 2017 Agreement.

The 2017 Agreement includes non-compete, non-solicitation and confidentiality provisions, as well as a compensation clawback provision.

If Ms. Graves’ employment is terminated without cause or if she resigns for Good Reason, in each case within one year after a Change in Control, as defined in the 2017 Agreement, then she shall receive her a single lump sum amount equal to 299% of the sum of (A) her current rate of annual base salary in effect immediately preceding such termination and (B) the average of her last two years’ annual bonus(es).  In addition, the Company will pay an amount towards Ms. Graves’ monthly COBRA premiums in an amount equal to what the Company was paying immediately prior to termination for one year. These payments are subject to reduction in the event they would constitute an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and be subject to the excise tax imposed by Section 4999 of the Internal revenue Code.

Director Compensation

The following table sets forth certain information concerning the compensation of our directors for our fiscal year ended December 31, 2017.

2017 Director Compensation

Director Compensation

	Fees earned or paid in cash	Stock Awards	Options awards	Non-equity incentive plan compensation	Change in pension value and nonqualified deferred compensation	All other compensation	Total
Name	($)	($)	($)	($)	earnings	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Michael Bello	30,800						30,800
Jay Blau	29,500						29,500
Albert L. Buzzetti	28,800						28,800
Gerald A. Calabrese, Jr.	28,800						28,800
Stephen Crevani	20,800						20,800
John K. Daily (1)	1,300						1,300
Anthony M. LoConte	20,200						20,200
Carmelo Luppino, Jr. (1)	—						—
Rosario Luppino	26,600						26,600
Joel P. Paritz	32,600						32,600
Christopher M. Shaari, MD	15,500						15,500
Anthony Siniscalchi	26,600						26,600
Mark Sokolich	24,000						24,000
Diane Spinner (1)	500						500

(1)  Directors Spinner, Luppino, and Daily ceased to serve on the Board of Directors as of January 6, 2017, January 13, 2017, and February 2, 2017, respectively.

At December 31, 2017, each non-employee director had an additional 1,050 shares that would vest on March 6, 2018.

During 2017, non-employee directors received a $5,000.00 retainer, plus $800.00 per each Board meeting attended and $500.00 for each committee meeting attended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Bank has made, and expects to continue to make, loans in the future to our directors and executive officers and their family members, and to firms, corporations, and other entities in which they and their family members maintain interests.  All such loans require the prior approval of our board of directors.  None of such loans are, as of the date of this proxy statement, or were at December 31, 2017, nonaccrual, past due, restructured or potential problems, and all of such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Company or the Bank and did not involve more than the normal risk of collectability or present other unfavorable features.

In April 2011, the Bank entered into a lease agreement with a limited liability company managed and wholly owned by our director, Gerald A. Calabrese, Jr.  The lease is for the Bank branch located at 354 Palisade Avenue, Cliffside Park, New Jersey, and term commenced January 2012.  The lease is for an initial term of five years at a base rent of $13,333 per month, or $799,980 in the aggregate, plus real estate taxes and common area maintenance.  On August 1, 2016 the Bank exercised its first option to renew for a five year term ending on July 31, 2021.  The base rent is $15,000 per month, plus real estate taxes and common area maintenance. The total base rent paid by the Bank to this entity in 2017 was approximately $180,000.

During 2017, Albert Buzzetti & Associates, L.L.C., a law firm of which our director, Albert L. Buzzetti, is an owner and managing partner, and a Mark Sokolich, Esq. a law firm of which our director, Mark Sokolich was an owner and managing partner acted as the Bank’s counsel on several loan closings.  The cost of such work was reimbursed by the respective loan customers.  Amounts paid in 2017 to Mr. Buzzetti totaled approximately $38,100, and amounts paid to Mr. Sokolich in 2017 totaled approximately $80,900.  Additionally, these parties have acted as legal counsel to the Bank on several other matters. The total amount paid to these parties for legal fees for matters other than loan closings was approximately $4,213 to Mr. Buzzetti and $11,063 to Mr. Sokolich.  Albert Buzzetti & Associates, L.L.C. and Mark Sokolich, Esq. are continuing to provide similar services in 2017.

Except as described above, there were no transactions since January 1, 2017, and there are no currently proposed transactions, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

CODE OF ETHICS

We have adopted a code of conduct and ethics that applies to our directors and executive officers, including our principal executive officer, principal financial officer, principal accounting officer and other senior financial officers.  Our code of conduct and ethics is available under the heading, “Corporate Governance,” at our Internet website, www.bonj.net.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities (“ten-percent holders”) to file reports of ownership and changes in ownership with the SEC.  Officers, directors and ten-percent holders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.  To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2017, each of the Company’s officers, directors, and greater than ten-percent holders complied with all Section 16(a) filing requirements applicable to him or her.

SHAREHOLDER PROPOSALS

Nominations of persons for election to the board of directors and the proposal of business to be considered by the shareholders at an annual meeting of shareholders may be made by any shareholder of the Company who was a shareholder of record at the time of the notice for the annual meeting, who is entitled to vote at the annual meeting, and who complies with the notice procedures set forth in our bylaws.

For director nominations or other proposals to be properly brought before the 2018 annual meeting by a shareholder, the shareholder must give written notice to the Secretary of the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, by December 27, 2018, and any proposal other than a director nomination must be a proper matter for shareholder action, and not otherwise excludable under the rules and regulations of the SEC.  In order for a shareholder proposal other than a director nomination to be included in the Company’s proxy statement for the 2019 annual meeting of shareholders, in addition to meeting all of the requirements set forth in our bylaws, and all requirements of applicable securities laws, the Company must receive the proposal by December 15, 2018.

A shareholder’s notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a member of the board of directors: (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of members of the board of directors in an election contest or is otherwise required pursuant to Regulation 14A under the Exchange Act, (2) a description of any arrangements or understandings among the shareholder and each such person and any other person with respect to such nomination, and (3) the consent of each such person to being named in the proxy statement as a nominee and to serving as a member of the board of directors if so elected; (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such shareholder, as they appear on the corporation’s books, and of such beneficial owner; (2) the class and number of shares of the corporation which are owned beneficially and of record by such shareholder and such beneficial owner; and (3) a representation that such shareholder and beneficial owner intend to appear in person or by proxy at the meeting.

REPORTS AND OTHER DOCUMENTS

Annual Report

A copy of the Company’s 2017Annual Report to Shareholders accompanies this proxy statement.  On written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC (including a list briefly describing the exhibits thereto), to any record holder or beneficial owner of common stock on March 26, 2018, the record date for the annual meeting, or to any person who subsequently becomes such a record holder or beneficial owner.  Additionally, our proxy statement, annual report to shareholders, and proxy card are available on our website at www.bonj.net.  Requests should be directed to the attention of the Secretary of the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024.

Security Holders Sharing an Address

Only one copy of this proxy statement and the accompanying 2017 Annual Report to Shareholders is being delivered to multiple shareholders sharing an address unless we have previously received contrary instructions from one or more of such shareholders.  On written or oral request to the Secretary of the Company at Bancorp of New Jersey, Inc., 1365 Palisade Avenue, Fort Lee, New Jersey 07024, (201) 720-3201, we will deliver promptly a separate copy of this proxy statement and the accompanying 2017 Annual Report to Shareholders to a shareholder at a shared address to which a single copy of the documents was delivered.  Shareholders sharing an address who wish, in the future, to receive separate copies or a single copy of our proxy statements and annual reports should provide written or oral notice to the Secretary of the Company at the address and telephone number set forth above.

BY ORDER OF THE BOARD OF DIRECTORS

JODI A. ERSALESI
Secretary

ANNUAL MEETING OF SHAREHOLDERS OF BANCORP OF NEW JERSEY, May 24, 2018 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EDT the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. 20530000000000001000 6 052418 year ending December 31, 2018. of New Jersey, Inc. on or before the taking of the vote at the annual meeting, a written notice of of Bancorp of New Jersey, Inc. common stock, or by attending the annual meeting and voting in or other matters incidental to the conduct of the meeting or otherwise, this proxy will be changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of five directors of Bancorp of New Jersey, Inc., each to hold office until the 2021 annual meeting of shareholders and until his successor is elected and qualifies. NOMINEES: FOR ALL NOMINEESO Michael Bello O Jay Blau WITHHOLD AUTHORITYO Albert L. Buzzetti FOR ALL NOMINEESO Gerald A. Calabrese, Jr. O Stephen Crevani FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. Ratification of the appointment of Baker Tilly Virchow Krause, LLP as the company's independent registered public accounting firm for the fiscal This proxy may be revoked at any time before it is voted by delivering to the secretary of Bancorp revocation bearing a later date than the proxy or a later dated proxy relating to the same shares person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of terminated and of no further force and effect. The undersigned acknowledges receipt from Bancorp of New Jersey, Inc. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on May 24, 2018, the Proxy Statement dated on or about April 18, 2018, and Bancorp of New Jersey, Inc.'s 2017 Annual Report. If any other business is presented at such meeting, including any motion to adjourn or postpone the meeting, for the purpose of soliciting additional proxies of for any other reason, voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the meeting. Please mark here if you plan to attend the annual meeting. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Shareholder Date: Signature of ShareholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Annual Report and Proxy Card are available at www.bonj.net COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

- 0 BANCORP OF NEW JERSEY, INC. REVOCABLE PROXY FOR ANNUAL MEETING OF SHAREHOLDERS MAY 24, 2018 Solicited on behalf of the Board of Directors The undersigned hereby appoints Jodi A. Ersalesi and Matthew J. Levinson, and each of them, with full power of substitution, to vote, as designated below, all the shares of Bancorp of New Jersey, Inc. common stock held of record by the undersigned at the close of business on March 26, 2018, at the annual meeting of shareholders, to be held May 24, 2018, and at any and all adjournments or postponements thereof. The undersigned hereby revokes any and all earlier dated proxies with respect to such annual meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the election of each of board's director nominees, and FOR ratification of the appointment of Baker Tilly Virchow Krause, LLP. The board of directors recommends a vote FOR each of its director nominees, and FOR the ratification of the appointment of Baker Tilly Virchow Krause, LLP. (Continued and to be signed on the reverse side) 14475 1.1

ANNUAL MEETING OF SHAREHOLDERS OF BANCORP OF NEW JERSEY, INC. May 24, 2018 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Annual Report and Proxy Card are available at www.bonj.net Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20530000000000001000 6 052418 This proxy may be revoked at any time before it is voted by delivering to the secretary of Bancorp revocation bearing a later date than the proxy or a later dated proxy relating to the same shares person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If or other matters incidental to the conduct of the meeting or otherwise, this proxy will be changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of five directors of Bancorp of New Jersey, Inc., each to hold office until the 2021 annual meeting of shareholders and until his successor is elected and qualifies. NOMINEES: FOR ALL NOMINEESO Michael Bello O Jay Blau WITHHOLD AUTHORITYO Albert L. Buzzetti FOR ALL NOMINEESO Gerald A. Calabrese, Jr. O Stephen Crevani FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. Ratification of the appointment of Baker Tilly Virchow Krause, LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2018. of New Jersey, Inc. on or before the taking of the vote at the annual meeting, a written notice of of Bancorp of New Jersey, Inc. common stock, or by attending the annual meeting and voting in this proxy is properly revoked as described above, then the power of terminated and of no further force and effect. The undersigned acknowledges receipt from Bancorp of New Jersey, Inc. prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on May 24, 2018, the Proxy Statement dated on or about April 18, 2018, and Bancorp of New Jersey, Inc.'s 2017 Annual Report. If any other business is presented at such meeting, including any motion to adjourn or postpone the meeting, for the purpose of soliciting additional proxies of for any other reason, voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the meeting. Please mark here if you plan to attend the annual meeting. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: